UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2026
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	Texas	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

On September 30, 2026, Hewlett Packard Enterprise Company ("Hewlett Packard Enterprise," "HPE," or the "Company") issued a press release entitled “HPE to outline Networking priorities for long-term value creation,” in connection with its 2026 Networking Investor Day. The press release provides updates on integration progress, technology strategy, and financial outlook, specifically for the Company's Networking business.
A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Forward-looking statements
This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may", “should,” “could,” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements regarding any projections of total addressable markets, financial performance, plans, strategies and objectives of management for future operations or performance; the integration of Juniper Networks into Hewlett Packard Enterprise and our ability to implement and realize our plans, forecasts, synergies, and other expectations with respect to the consolidated business; and other risks described in HPE’s filings with the Securities and Exchange Commission from time to time including the risks, uncertainties and assumptions described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.l	Hewlett Packard Enterprise Company’s Press Release, dated September 30, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 30, 2026	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary